Exhibit 10.1

ASSIGNMENT OF WORKING INTEREST
Well bore Only

This Assignment of Working Interest ("Assignment") is made and entered into this 14th day of July, 2006 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to ROCKIES REGION PRIVATE LIMITED PARTNERSHIP, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.   The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.    The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3.  The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4.  The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

(1)

This Assignment is made without warranties of any type {whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production there from.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the spud date of the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

BY:	/s/ James P. Wason
James P. Wason
Director of Land

STATE OF WELD	)
	)	TO-WIT:
COUNTY OF COLORADO	)

The foregoing instrument was acknowledged before me this 14th day of July, 2006 by James P. Wasonr as Director of Land of Petroleum Development Corporation, a Nevada Corporation, for and or/behalf of the Corporation. He executed the foregoing the purposes therein contained.

/s/ Carrie Eggleston
Carrie Eggleston Notary Public- Colorado County of Weld My Commission expires: November 12, 2006

After recording, return to:

Petroleum Development Corporation
3801 Carson Avenue
Evans, CO 80620
Ph: 970.506.9272

(2)

Exhibit "A"	Weld County, Colorado
Attached to and made part of that Assignment of Working Interest dated July 14,2006 by and between Petroleum Development Corporation and Rockies Region Private Limited Partnership

AFE #	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	SPUD DATE	LEASE#	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	RECEPTION

6024	Wells Ranch 24-2	0.9985	5N	63W	2	SESW	01/16/06	687600	Wells Ranch, a Colorado general partnership, and Katherine Wells Calve	Petroleum Development Corporation	August 20, 2002	-	-	2996355

6026	Wells Ranch 33-2	0.9985	5N	63W	2	NWSE	01/22/06	687600	Wells Ranch, a Colorado general partnership, and Katherine Wells Calve	Petroleum Development Corporation	August 20, 2002	-	-	2996355

6027	Wells Ranch 34-2	0.9985	5N	53W	2	SWSE	01/26/06	687600	Wells Ranch, a Colorado general partnership, and Katherine Wells Calve	Petroleum Development Corporation	August 20, 2002	-	-	2996355

6030	Wells Ranch 43-2	0.9985	5N	63W	2	NE5E	01/30/06	687600	Wells Ranch, a Colorado general partnership, and Katherine Wells Calve	Petroleum Development Corporation	August 20, 2002	-	-	2996355

6022	State 31-4	0.9985	5N	63W	4	NWNE	01/04/06	679000	State of Colorado 81/6521-S	Rocfc Oil Corporation	June 1, 1981	1207	-	2153523

6023	State 41-4	0.9985	5N	63W	4	NENE	01/11/06	679000	State of Colorado 81/6521-S	Rock Oil Corporation	June 1, 1981	1207	-	2153523

5373	Wells Ranch 44-14	0.9985	5N	63W	14	SESE	12/31/05	687700	Wells Ranch, a Colorado general partnership, and Katherine Weils Calve	Petroleum Development Corporation	November 14, 2003	-	-	3130700

5130	Pettinger 44-2	0.9985	6N	64W	2	SESE	12/28/05	746100	Allen J. Heckman and Barbie E. Heckman	Petroleum Development Corporation	February 24, 2004	-	-	3173747
								746200	Dean Jake Kerbs	Petroleum Development Corporation	February 24, 2004	-	-	3173748
								759100	Thomas James Kerbs, Jr. and Deborah Ann Kerbs	Petroleum Development Corporation	February 24, 2004	-	-	3192849
								745300	Patricia Lee McDonough	Petroleum Development Corporation	February 24, 2004	-	-	3171841
								764400	Darin L. Naibauer	Petroleum Development Corporation	February 24, 2004	-	-	3173743
								746500	Duane R. Naibauer	Petroleum Development Corporation	February 24, 2004	-	-	3173744
								746300	Dennis S. Naibauer	Petroleum Development Corporation	February 24, 2004	-	-	3173749
								751700	Diane K. Carlson	Petroleum Development Corporation	February 24, 2004	-	-	3178350
								751800	Darla R. Stout	Petroleum Development Corporation	February 24, 2004	-	-	3178352
								799100	The Travelers Insurance Company	Petroleum Development Corporation	April 1, 2005	-	-	3315666

6004	Pettinger 33-2	0.9985	6N	64W	2	NWSE	01/05/06	746100	Allen J. Heckman and Barbie E. Heckman	Petroleum Development Corporation	February 24, 2004	-	-	3173747
								746200	Dean Jake Kerbs	Petroleum Development Corporation	February 24, 2004	-	-	3173748
								759100	Thomas James Kerbs, Jr. and Deborah Ann Kerbs	Petroleum Development Corporation	February 24, 2004	-	-	3192849
								745300	Patricia Lee McDonough	Petroleum Development Corporation	February 24, 2004	-	-	3171841
								764400	Darin L. Naibauer	Petroleum Development Corporation	February 24, 2004	-	-	3173743
								746500	Duane R. Naibauer	Petroleum Development Corporation	February 24, 2004	-	-	3173744
								746300	Dennis S. Naibauer	Petroleum Development Corporation	February 24, 2004	-	-	3173749
								751700	Diane K. Carlson	Petroleum Development Corporation	February 24. 2004	-	-	3178350
								751800	Darla R. Stout	Petroleum Development Corporation	February 24, 2004	-	-	3178352
								853700	The Noah Family Living Trust	Petroleum Development Corporation	January 17, 2006	-	-	3364133
								799100	The Travelers Insurance Company	Petroleum Development Corporation	April 1, 2005	-	-	3315666

Exhibit "A"	Weld County, Colorado
Attached to and made part of that Assignment of Working Interest dated July 14, 2006 by and between Petroleum Development Corporation and Rockies Region Private Limited Partnership

AFE#	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	SPUD DATE	LEASE*	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	RECEPTION

6096	Phinney 43-10	0.9985	6N	64W	10	NESE	02/05/06	758700	Myron A, Phinney and Elizabeth M Phinney	Petroleum Development Corporation	May 17, 2004	-	-	3189023

6096	Phinney 43-10	0.9985	6N	64W	10	NESE	02/05/06	761100	Walter James Henderson. III. Randy Lee Henderson and Rick Mark Henderson. Successor Co-Trustees of the Walter J. and Isabelle I. Henderson Trust	Petroleum Development Corporation	May 14, 2004	-	-	3201750
								763400	David Neil Blomquist and Susan J. Blomquist	Petroleum Development Corporation	July 22,2004	-	-	320B262

6095	Phinney 34-10	0.9985	6N	64W	10	SWSE	02/09/06	761200	Walter James Henderson, III, Randy Lee Henderson and Rick Mark Henderson, Successor Co-Trustees of the Walter J. and Isabelle. I. Henderson Trust	Petroleum Development Corporation	May 14.2004	-	:	3201751
								760800	Francine H. Nealy	Petroleum Development Corporation	May 18,2004	-	-	3201745

6097	Adams 41-10	0.9985	6N	64W	10	NENE	02/13/06	758500	June A. Adams	Petroleum Development Corporation	April 22, 2004	-	-	3189021
								75B100	Alice Lucille Heidenreich, Jack O. Heidenreich and Pamela J. Heidenreich	Petroleum Development Corporation	April 22, 2004	-	-	3184274
								755100	Arnold C. Hoffman and Donna J. Hoffman	Petroleum Development Corporation	April 22, 2004	-	-	3179778

6098	Wolfrum 32-10	0.9985	6N	64W	10	SWNE	02/18/06	759300	Jimmie L. Wolfrum and Sharon M. Wolfrum	Petroleum Development Corporation	May 12. 2004	-	-	3192851
								754900	Arnold C. Hoffman and Donna J. Hoffman	Petroleum Development Corporation	April 22, 2004	-	-	3179779
6034	Hungenberg 21-16	0.9985	6N	65W	16	NENW	03/05/06	803100	Hungenberg Produce, Inc.	Petroleum Development Corporation	August 18, 2005	-	-	3333948

6035	Hungenberg 22-16	0.9985	6N	65W	16	SENW	03/10/06	8C3100	Hungenberg Produce, Inc.	Petroleum Development Corporation	August 18, 2005	-	-	3333948

6032	Hungenberg 21-17	0.9985	6N	65W	17	NENW	02/23/06	802900	Michael B. Hungenberg and Paul D. Hungenberg	Petroleum Development Corporation	August 18, 2005	-	-	3333946

6033	Hungenberg 22-17	0.9985	6N	65W	17	SENW	02/28/06	802900	Michael B. Hungenberg and Paul D. Hungenberg	Petroleum Development Corporation	August 18, 2005	-	-	3333946

6037	Hungenberg 14-33	0.9985	6N	65W	33	SWSW	03/05/06	803000	Michael B. Hungenberg and Paul D. Hungenberg	Petroleum Development Corporation	August 18, 2005	-	-	3333947

6036	Hungenberg 13-33	0.9985	6N	65W	33	NWSW	03/10/06	803000	Michael B. Hungenberg and Paul D. Hungenberg	Petroleum Development Corporation	August 18, 2005	-	-	3333947

6133	Anderson 32-10	0.9985	6N	66W	10	SWNE	03/21/06	780300	Don Anderson, Inc., a Colorado Corporation	Petroleum Development Corporation	March 2, 2006	.	.	3389467

Exhibit "A"	Weld County, Colorado
Attached to and made part of that Assignment of Working Interest dated July 14, 2006 by and between Petroleum Development Corporation and Rockies Region Private Limited Partnership

AFE#	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	SPUD DATE	LEASE#	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	RECEPTION
6012	Dillard 33-20	0.9985	7N	64W	20	NWSE	02/13/06	772900	Dillard Family LLC, a Colorado Limiled Liability Company	Petroleum Development Corporation Petroleum	September 13, 2004	-	-	3228247
								777000	Mary Beth Elizabeth Rivera	Development Corporation	September 13, 2004	-	-	3235727
								778900	Gretchen Lynne Groves Webb	Petroleum Development Corporation	September 13, 2004	-	-	3247199
								778100	Jane Gwynne Groves	Petroleum Development Corporation	September 13, 2004	-	-	3242744
								776400	Julianne Groves	Petroleum Development Corporation	September 13, 2004	-	-	3233836

6010	Dillard 43-20	0.99B5	7N	64W	20	NESE	01/10/06	772900	Dillard Family LLC, a Colorado Limited Liability Company	Petroleum Development Corporation	September 13. 2004	-	-	3228247
								777000	Mary Beth Elizabeth Rivera	Petroleum Development Corporation	September 13, 2004	-	-	3235727
								778900	Gretchen Lynne Groves Webb	Petroleum Development Corporation	September 13, 2004	-	-	3247199
								778100	Jane Gwynne Groves	Petroleum Development Corporation	September 13, 2004	-	-	3242744
								776400	Julianne Groves	Petroleum Development Corporation	September 13, 2004	-	-	3233836

6015	Dillard 32-20	0.9985	7N	64W	20	SWNE	02/28/06	772900	Dillard Family LLC, a Colorado Limited Liability Company	Petroleum Development Corporation	September 13, 2004	-	-	3228247
								777000	Mary Beth Elizabeth Rivera	Petroleum Development Corporation	September 13, 2004	-	-	3235727
								778900	Gretchen Lynne Groves Webb	Petroleum Development Corporation	September 13, 2004	-	-	3247199
								778100	Jane Gwynne Groves	Petroleum Development Corporation	September 13, 2004	-	-	3242744
								776400	Julianne Groves	Petroleum Development Corporation	September 13, 2004	-	-	3233836

6014	Dillard 42-20	0.9985	7N	64W	20	SENE	02/24/06	772900	Dillard Famlfy LLC, a Colorado Limited Liability Company	Petroleum Development Corporation	September 13, 2004	-	-	3228247
								777000	Mary Beth Elizabeth Rivera	Petroleum Development Corporation	September 13, 2004	-	-	3235727
								778900	Gretchen Lynne Groves Webb	Petroleum Development Corporation	September 13, 2004	-	-	3247199
								778100	Jane Gwynne Groves	Petroleum Development Corporation	September 13, 2004	-	-	3242744
								776400	Julianne Groves	Petroleum Development Corporation	September 13, 2004	-	-	3233836

6013	Dillard 34-20	0.9985	7N	64W	20	SWSE	02/18/06	772900	Dillard Family LLC, 3 Colorado Limited Liability Company	Petroleum Development Corporation	September 13, 2004	-	-	3228247
								777000	Mary Beth Elizabeth Rivera	Petroleum Development Corporation	September 13, 2004	-	-	3235727
								778900	Gretchen Lynne Groves Webb	Petroleum Development Corporation	September 13, 2004	-	-	3247199
								778100	Jane Gwynne Groves	Petroleum Development Corporation	September 13, 2004	-	-	3242744
								776400	Julianne Groves	Petroleum Development Corporation	September 13, 2004	-	-	3233336

6011	Dillard 44-20	0.9935	7N	64W	20	SESE	01/15/06	772900	Dillard Family LLC, a Colorado Limited Liability Company	Petroleum Development Corporation	September 13, 2004	-	-	3228247
								777000	Mary Beth Elizabeth Rivera	Petroleum Development Corporation	September 13, 2004	-	-	3235727
								778900	Gretchen Lynne Groves Webb	Petroleum Development Corporation	September 13, 2004	-	-	3247199
								778100	Jane Gwynne Groves	Petroleum Development Corporation	September 13, 2004	-	-	3242744
								776400	Julianne Groves	Petroleum Development Corporation	September 13. 2004	-	-	3233836

6005	Pappenheim 32-34	0.9965	7N	54W	24	SWNE	01/20/06	785600	Ronald L. Pappenheim and Betty J. Pappenheim	Petroleum Development Corporation	January 7, 2005	-	-	3271254

Exhibit "A"	Weld County, Colorado
Attached to and made part of that Assignment of Working Interest dated July 14, 2006 by and between Petroleum Development Corporation and Rockies Region Private Limited Partnership

AFE #	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	SPUD DATE	LEASES	LESSOR	LESSEE	LEASE DATE	BOOK	PACE	RECEPTION

6006	Pappenheim 22-24	0.99B5	7N	64W	24	SENW	01/25/06	785700	Ronald L Pappenheim and Betty J. Pappenheim	Petroleum Development Corporation	January 7, 2005	-	-	3271255
								801700	George W. Brewer, Fr. And Wanda E. Brewer	Petroleum Development Corporation	January 7, 2005	-	-	3297103

6007	Pappenheim 12-24	0.9985	7N	64W	24	SWNW	01/25/06	785700	Ronald L. Pappenheim and Betty J. Pappenheim	Petroleum Development Corporation	January 7,2005	-	-	3271255
								801700	George W. Brewer, Fr. And Wanda E. Brewer	Petroleum Development Corporation	January 7.2005	-	-	3297103

6009	Pappenheim 43-26	0.9985	7N	64W	26	NESE	02/03/06	785100	Ronald L Pappenheim and Betty J. Pappenheim	Petroleum Development Corporation	January 7, 2005	-	-	3310621

6008	Pappenheim 33-26	0.9985	7N	64W	26	NWSE	02/08/06	785100	Ronald L. Pappenheim and Betty J. Pappenheim	Petroleum Development Corporation	January 7, 2005	-	-	3310621

6020	Hazen 13-28	0.9985	7N	65W	28	NWSW	03/15/06	730400	Gary Lynn Hazen and Mary A. Hazen	Petroleum Development Corporation	September 30, 2003	-	-	3232682
								800900	Jerald B. Winter and Margaret Jane Winter	Petroleum Development Corporation	April 20, 2005	-	-	3285892

6021	Hazen 24-28	0.9985	7N	65W	28	SESW	03/19/06	730400	Gary Lynn Hazen and Mary A. Hazen	Petroleum Developmeni Corporation	September 30, 2003	-	-	3232682
6019	Aim 42-33	0.9985	7N	65W	33	SENE	03724/06	730700	Cad A. Aim and Josephine R. Aim	Petroleum Development Corporation	November 5, 2003	-	-	3232683
								730600	Raymond A, Aim and Victoria M. Aim	Petroleum Development Corporation	November 5, 2003	-	-	3232684

6018	Aim 41-33	0.9985	7N	65W	33	NENE	03/30/06	730700	Carl A. Aim and Josephine R. Aim	Petroleum Development Corporation	November 5, 2003	-	-	3232683
								730600	Raymond A. Aim and Victoria M. Aim	Petroleum Development Corporation	November 5, 2003	-	-	3232684
								730500	Wayne A. Aim and Julie T. Aim	Petroleum Development Corporation	November 5. 2005	-	-	3232685

6118	Anderson 23-34	0.9985	7N	66W	34	NESW	03/15/06	842900	Don Anderson, Inc.	Petroleum Development Corporation	November 27, 2005	-	-	3354265
								845500	Colleen G. Rossman	Petroleum Development Corporation	December 17, 2005			3362282
								847600	Richard E. Mulhern, Jr. and Elizabeth Mulhern	Petroleum Development Corporalion	December 17, 2005			3371850

6130	Anderson 14-34	0.9985	7N	66W	34	SWSW	03/26/06	842900	Don Anderson, Inc.	Petroleum Development Corporation	November 27, 2005	-	-	3354265
								845500	Colleen G. Rossman	Petroleum Development Corporation	December 17, 2005	-	-	3362282
								847600	Richard E. Mulhern, Jr. and Elizabeth Mulhern	Petroleum Development Corporation	December 17, 2005	-	-	3371850

6134	Anderson 13-34	0.9985	7N	66W	34	NWSW	03/30/06	842900	Don Anderson, Inc.	Petroleum Development Corporation	November 27, 2005	-	-	3354265
								845500	Colleen G. Rossman	Petroleum Development Corporation	December 17, 2005	-	-	3362282
								847600	Richard E. Mulhern, Jr. and Elizabeth Mulhern	Petroleum Development Corporation	December 17, 2005	-	-	3371850

ASSIGNMENT OF WORKING INTEREST
Well bore Only

This Assignment of Working Interest ("Assignment") is made and entered into this 14th day of July, 2006 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to ROCKIES REGION PRIVATE LIMITED PARTNERSHIP, (herein called 'Assignee');

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.   The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production,

2.    The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3.  The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4.  The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in ail respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

(1)

This Assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production there from.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the spud date of the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

BY:	/s/ James P. Wason
James P. Wason
Director of Land

STATE OF WELD	)
	)	TO-WIT:
COUNTY OF COLORADO	)

The foregoing instrument was acknowledged before me this 5th day of July, 2007 by James P. Wason, as Director of Land of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation. He executed the foregoing for the purposes therein contained.

/s/ Libby A. Belair
Libby Belair Notary Public- Colorado County of Denver My Commission expires: December 4, 2008

After recording, return to:

Petroleum Development Corporation
3801 Carson Avenue
Evans, CO 80620
Ph: 970.506.9272

(2)

Attached to and made part of that Assignment of Working interest dated July 14, 2006 by and between Petroleum Development Corporation and Rockies Region Private Limited Partnership	Garfield County, Colorado

AFE#	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	Spud Date	LEASE #	LESSOR	LESSEE	LEASE DATE	BOOK	PAGE	RECEPTION

6111	Chevron 2C-4D	0.9985	6S	96W	4	SWNW	03/30/06	687100	Chevron U.S.A., Inc.	Petroleum Development Corporation	September 20, 2001	1447	563	623084
6001	Chevron 2F-4D	0.9985	6S	96W	4	SWNW	01/02/06	687100	Chevron U.S.A., Inc.	Petroleum Development Corporation	September 20, 2001	1447	563	623084
6042	Puckett 14C-31D	0.9985	6S	96W	31	NESW	38740	636800	Puckett Land Co., a Colorado Corporation	Petroleum Development Corporation	November 15, 1999	1164	400	556562
6083	Puckett 12D-31D	0.9985	6S	96W	31	NESW	38743	636800	Puckett Land Co., a Colorado Corporation	Petroleum Development Corporation	November 15,1999	1164	400	556562
6043	Puckett 13D-31D	0.9985	6S	96W	31	NESW	38757	636800	Puckett Land Co., a Colorado Corporation	Petroleum Development Corporation	November 15, 1999	1164	400	556562
6084	Puckett 12B-31D	0-9985	6S	96W	31	NESW	02/13/06	636800	Puckett Land Co., a Colorado Corporation	Petroleum Development Corporation	November 15, 1999	1164	400	556562
6044	Puckett 23C-31D	0.9985	6S	96W	31	NESW	02/23/06	636800	Puckett Land Co., a Colorado Corporation	Petroleum Development Corporation	November 15, 1999	1164	400	556562
6085	Puckett 22D-31D	0.9985	6S	96W	31	NESW	03/01/06	636800	Puckett Land Co., a Colorado Corporation	Petroleum Development Corporation	November 15, 1999	1164	400	556562
6041	Puckett 23D-31D	0.9985	6S	96W	31	NESW	03/08/06	636800	Puckett Land Co., a Colorado Corporation	Petroleum Development Corporation	November 15,1999	1164	400	556552
6040	Puckett 24C-31D	0.9985	6S	96W	31	NESW	03/20/06	636300	Puckett Land Co., a Colorado Corporation	Petroleum Development Corporation	November 15,1999	1164	400	556562

When Recorded Please Return To:
Petroleum Development Corporation
1775 Sherman Street, Suite 3000
Denver, CO 80203
Attn: Jenni Muller

RRPLP – 2006

ASSIGNMENT OF WORKING INTEREST
Wellbore Only

This Assignment of Working Interest ("Assignment") is made and entered into this 14th day of July, 2006 from PETROLEUM DEVELOPMENT CORPORATION, a Nevada Corporation, (herein called "Assignor") to ROCKIES REGION PRIVATE LIMITED PARTNERSHIP, (herein called "Assignee");

WITNESSETH

Assignor, for the sum of One Dollar ($1.00) and other valuable consideration, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, EXCHANGE, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee all of the following:

1.   The specific undivided interest shown in Exhibit A in respect of each of the oil and gas leases shown in Exhibit A, but only to the extent such leases cover lands and depths necessary for production of the specific oil and gas well identified in Exhibit A. This is intended to be a "wellbore assignment." Assignee shall be entitled to receive that share of production from the well identified in Exhibit A which is attributable to the undivided interest here being assigned, but the Assignee shall have, as a result of this Assignment, no interest whatsoever in any other oil and gas well, whether now existing or hereafter drilled, which may be located on the lands described in Exhibit A or on any land pooled therewith. Assignor expressly excepts from this Assignment and reserves to itself, its successors and assigns, the remainder of the lease and the leasehold oil and gas estate, including (without limitation) the right to produce other wells which are or may be located on the lands described in Exhibit A and lands pooled therewith, without the obligation to account to Assignee for any such other production.

2.    The specific undivided interest shown in Exhibit A in all valid unitization, pooling, operating and communitization agreements, declarations and orders involving the leasehold interests here being assigned, but only to the extent that such agreements, declarations and orders relate to the well specifically identified in Exhibit A and in all other respects limited to the manner as set forth in Paragraph 1, above.

3.  The specific undivided interest shown in Exhibit A in all valid oil and gas sales, purchase, exchange and processing contracts, but only to the extent that such contracts relate to the well specifically identified in Exhibit A and in all other respects limited in the manner set forth in Paragraph 1, above.

4.  The specific undivided interest shown in Exhibit A in all personal property, improvements, lease and well equipment, easements, permits, licenses, servitudes and rights-of-way now owned by Assignor and being used in connection with the operation of the well specifically identified in Exhibit A or in connection with the production, treating, storing, transportation or marketing of oil, gas and other minerals from that well, but in all respects limited in the manner set forth in Paragraph 1, above.

TO HAVE AND TO HOLD the interests described unto Assignee, its successors and assigns, forever.

(1)

This Assignment is made without warranties of any type (whether of title, merchantability or fitness for a particular use), either express or implied, but is made with full substitution of Assignee in all covenants and warranties previously given or made by others, but only to the extent of the interests here assigned. Assignor does, however, expressly intend that this Assignment convey any title that Assignor may hereafter acquire to the extent that such after-acquired title may be necessary to fulfill the interests herein assigned.

Assignee shall bear its proportionate share of all burdens on production now of record and hereby assumes its proportionate share of all other obligations that relate to the well specifically identified in Exhibit A and the production there from.

Both Assignor and Assignee hereby agree to execute and deliver such additional instruments, notices, division orders, transfer orders and other documents as may reasonably be requested by the other, and to do such other acts and things, as may be necessary or convenient to accomplish this Assignment in the manner and to the extent described in Paragraph 1, above.

IN WITNESS WHEREOF, Petroleum Development Corporation has executed and delivered this instrument, with the intention that it shall be effective as of the spud date of the well specifically identified in Exhibit A.

PETROLEUM DEVELOPMENT CORPORATION
A Nevada Corporation

BY:	/s/ James P. Wason
James P. Wason
Director of Land

STATE OF WELD	)
	)	TO-WIT:
COUNTY OF COLORADO	)

The foregoing instrument was acknowledged before me this 5th day of July, 2007 by James P. Wason, Director of Land of Petroleum Development Corporation, a Nevada Corporation, for and on behalf of the Corporation.   He executed the foregoing for the purposes therein contained.

/s/ Carrie Eggleston
Carrie Eggleston Notary Public- Colorado County of Denver My Commission expires: October 12, 2010

After recording, return to:

Petroleum Development Corporation
1775 Sherman Street. Suite 3000
Denver, CO 80203
Ph: 303.860.5800

(2)

Attached to and made part of that Assignment of Working Interest dated July 14, 2006 by and between Petroleum Development Corporation and Rockies Region Private Limited Partnership	Sweetwater County, Wyoming

AFE#	WELL NAME	WORKING INT.	TWP	RNG	SEC	Q/Q	Spud Date	CONTRACT #	LESSOR	LESSEE	CONTRACT DATE	BOOK	PAGE	RECEPTION

6119	Anadarko 14-1	0.6985	20N	91W	1	SWSW	02/17/06	803500	Anadarko Land Corp. & Anadarko E&P LP, Farmor	Petroleum Development Corporation, Farmee	February 2, 2006	NA	NA	NA